1
                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
             SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed  by  the  Registrant  [X]

Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:

[  ]        Preliminary  Proxy  Statement
[ X]        Definitive  Proxy  Statement
[  ]        Definitive  Additional  Materials
[  ]        Soliciting  Material  Pursuant  to Rule 14a-11(c) or Rule 14a-12
[  ]        Confidential, For Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))

                            MONACO FINANCE, INC.
               (Name of Registrant as Specified in Its Charter)

                                    N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):

     [X]          No  fee  required.

     [  ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                and  0-11.

     1)        Title of each class of securities to which transaction applies:

     2)          Aggregate  number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)          Proposed  maximum  aggregate  value  of  transaction:

     5)          Total  fee  paid:

     [  ]          Fee  paid  previously  with  preliminary  materials:

     [  ]          Check  box  if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)          Amount  Previously  Paid:

          2)          Form,  Schedule  or  Registration  Statement  No.:

          3)          Filing  Party:

          4)          Date  Filed:

                             MONACO FINANCE, INC.



                                     1998
                               PROXY STATEMENT
                       SPECIAL MEETING OF SHAREHOLDERS

                             MONACO FINANCE, INC.
                      370 SEVENTEENTH STREET, SUITE 5060
                            DENVER, COLORADO 80202

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD MARCH 4, 1998

     Notice  is  hereby  given  that  a  Special  Meeting of Shareholders (the
"Special Meeting") of Monaco Finance, Inc., a Colorado corporation (the "Company"), will be held at 370 Seventeenth Street, Suite 5060, Denver, Colorado at 10:00 a.m. on Wednesday, March 4, 1998, for the following purposes:

     1. To consider and approve the issuance of (i) 2,422,457 shares of the Company's 8% Cumulative Convertible Preferred Stock, Series 1998-1, (ii) 811,152 shares of the Company's Class A Common Stock and (iii) a presently unknown number of shares of Class A Common Stock, the issuance of which is contingent upon future operations, to NAFCO Holding Company LLC, Advantage Funding Group, Inc., and/or Pacific Southwest Bank, or their respective designees, all of which are subsidiaries of Pacific USA Holdings Corp. ("Pacific USA"), as partial consideration for certain of the transactions under the Amended and Restated Asset Purchase Agreement among the Company, Pacific USA and those and other of its affiliates dated January 8, 1998.

     2. To consider and approve an amendment to the Company's Articles of Incorporation to (i) increase the number of authorized shares of Class A Common Stock to 30,000,000 shares, and (ii) increase the number of authorized shares of Preferred Stock to 10,000,000 shares having such preferences, limitations and relative rights as may be determined by the Company's board of directors; and

     3. To consider and act upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

     Only the holders of record of shares of the Company's Class A Common Stock, $.01 par value, and Class B Common Stock, $.01 par value, at the close of business on February 3, 1998, are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

     You are cordially invited to attend the Special Meeting in person. All shareholders, whether or not they plan to attend the Special Meeting, are requested to complete, date and sign the enclosed proxy and return it promptly in the envelope provided for that purpose. Shareholders who attend the Special Meeting may revoke their proxies and vote in person as set forth in the accompanying Proxy Statement.

     By  Order  of  the  Board  of  Directors,

     /s/  Irwin  L.  Sandler
     -----------------------
     Irwin  L.  Sandler,  Secretary
     February  3,  1998

                             MONACO FINANCE, INC.
                      370 SEVENTEENTH STREET, SUITE 5060
                            DENVER, COLORADO 80202


                               PROXY STATEMENT
                                     FOR
                       SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 4, 1998


                                 INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Monaco Finance, Inc. (the "Company"), for use at a Special Meeting of Shareholders of the Company (the "Special Meeting") to be held on Wednesday, March 4, 1998 at 10:00 a.m., local time, at the offices of the Company located at 370 Seventeenth Street, Suite 5060, Denver, Colorado 80202. This Proxy Statement, the accompanying form of proxy and the Notice of Special Meeting will be first given or mailed to the Company's shareholders on or about February 3, 1998. All costs incurred in connection with this proxy solicitation will be borne by the Company.

     Because many of the Company's shareholders may be unable to attend the Special Meeting in person, the Board of Directors solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Special Meeting. Shareholders are urged to: (i) read this Proxy Statement carefully; (ii) specify their choice regarding each matter by marking the appropriate box on the enclosed form of proxy; and (iii) sign, date and return the form of proxy in the enclosed envelope.

     All  shares  of  the  Company's Class A Common Stock, $.01 par value, and
Class B Common Stock, $.01 par value (collectively, the "Common Stock"), represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon, unless such proxies have previously been revoked. All shares represented by valid proxies will be voted, unless instructions to the contrary are marked, in favor of the matters submitted for approval at the Special Meeting described herein and in the discretion of the proxy holders named therein with respect to such other matters as may properly come before the Special Meeting. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice of revocation to the Company at the address indicated above or by voting in person at the Special Meeting. Any notice of revocation sent to the Company must include the shareholder's name and must be received prior to the Special Meeting to be effective.

     Only persons holding Common Stock of record at the close of business on February 3, 1998 (the "Record Date") will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Holders of Class A and Class B Common Stock will vote together as a group on all matters submitted for stockholder approval at the Special Meeting. Holders of Class A Common Stock will be entitled to one vote for each share held of record as of the Record Date, and holders of Class B Common Stock will be entitled to three votes for each share held of record as of the Record Date. As of the Record Date, 7,203,479, shares of Class A Common Stock were issued and outstanding entitled to cast an aggregate of 7,203,479 votes, and 1,273,715 shares of Class B Common Stock were issued and outstanding entitled to cast an aggregate of 3,821,145 votes. The presence, in person or by proxy, of holders of a majority of the total combined voting power of the outstanding shares of Class A and Class B Common Stock entitled to vote constitutes a quorum for the transaction of business at the Special Meeting. Assuming the presence of a quorum, approval of (i) the issuance of the 8% Cumulative Convertible Preferred Stock, Series 1998-1 (the "Preferred Stock"), and the Class A Common Stock (referred to herein with the Preferred Stock as the "Transaction Shares") as contemplated by the Asset Purchase Agreement, (ii) the proposed amendment to the Company's Articles of Incorporation and (iii) any other matter properly considered and acted upon at the Special Meeting, requires the affirmative vote by the holders of a majority of the total combined voting power of the outstanding shares of Class A and Class B Common Stock present in person or by proxy and entitled to vote.

     The rights of holders of shares of the Class A Common Stock will not change as a result of the issuance of the Transaction Shares except for a decrease in the holders' percentage equity ownership of the Company. Stockholders of the Company do not have dissenter's rights of appraisal with respect to the issuance of the Transaction Shares or the amendment to the Company's Articles of Incorporation.

     Pacific USA Holdings Corp. ("Pacific USA") and those of its affiliates which acquire Transaction Shares will be subject to the certain restrictions on resale of the Transaction Shares. See "Item 1 - Approval of Issuance of Transaction Shares - Preferred Stock and Registration Rights Agreement."

     Votes cast by proxy at the Special Meeting will be tabulated by an automatic system administered by the Company's transfer agent. Votes cast by proxy or in person at the Special Meeting will be counted by the persons appointed  by  the  Company  to  act  as  election  inspectors for the Special
Meeting.    Abstentions  and  broker  non-votes  are  each  included  in  the determination of the number of shares present at the Special Meeting and are tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders and will have the same effect as negative votes, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     As of the Record Date, Pacific USA has voting power over shares of Class A and Class B Common Stock representing an aggregate of approximately 48.3% of the total combined voting power of the outstanding Common Stock. It is expected that Pacific USA will cast its votes in favor of the proposals described in this Proxy Statement.

                            AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC at Seven World Trade Center, 13th Floor, New York, New York 10048 and at Citicorp Center, 14th Floor, 500 West Madison Street, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, electronically filed documents, including reports, proxy statements and other information filed by the Company, can be obtained from the SEC's Web Site at http://www.sec.gov. The Company's Class A Common Stock is quoted on the Nasdaq National Market. Reports, proxy statements and other information concerning the Company can be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

               DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

     This Proxy Statement includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Exchange Act. All statements other than statements of historical facts included in or incorporated by reference into this Proxy Statement, including, without limitation, statements under "Item 1 - Approval of Issuance of Transaction Shares," regarding the financial position, business strategy and plans and objectives of management of the Company for future operations, are forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Factors that could cause actual results to differ materially from those in any such forward-looking statement include, without limitation, actual losses with respect to the loans acquired pursuant to the Asset Purchase Agreement and the adequacy of related reserves, overall economic conditions and various other risks as outlined in SEC filings of the Company. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this section.

                            _____________________

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROXY STATEMENT DOES NOT CONSTITUTE THE
SOLICITATION OF A PROXY BY ANY PERSON IN ANY JURISDICTION OR IN ANY CIRCUMSTANCES IN WHICH SUCH SOLICITATION WOULD BE UNLAWFUL. THE DELIVERY OF THIS PROXY STATEMENT SHALL NOT UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.


              ITEM 1--APPROVAL OF ISSUANCE OF TRANSACTION SHARES

INTRODUCTION  AND  SUMMARY

     Monaco Finance, Inc. (the "Company") is engaged in the business of acquiring and servicing sub-prime installment automobile contracts from new and used car dealerships and also acquires bulk portfolios utilizing its proprietary credit evaluation system. The Company's strategy in acquiring bulk portfolios is to price the purchase of such portfolios based upon risk-adjusted yields using that system.

     In connection with its bulk purchase strategy, the Company entered into an Amended and Restated Asset Purchase Agreement dated as of January 8, 1998 (the "Asset Purchase Agreement"), with Pacific USA Holdings Corp., a Texas corporation ("Pacific USA") and certain of its wholly-owned or partially-owned subsidiaries - Pacific Southwest Bank ("PSB"), NAFCO Holding Company LLC, a Delaware limited liability company ("NAFCO"), Advantage Funding Group, Inc., a Delaware corporation ("Advantage") and PCF Service, LLC, a Delaware limited liability company ("PCF") - providing for, among other things, the purchase by the Company of sub-prime automobile loans from NAFCO and Advantage having an unpaid principal balance of approximately $81,115,233 for a purchase price of $77,870,623 of which $73,003,709 was paid in cash. Financing was provided by Daiwa Finance Corporation. The balance of the purchase price, $4,866,914 is payable either in the form of promissory notes or, if regulatory and shareholder approvals are obtained (the "Approvals"), by the issuance of 2,433,457 shares of the Company's 8% Cumulative Convertible Preferred Stock,

Series 1998-1 (the "Preferred Stock") valued at $2.00 per share. Each share of Preferred Stock will be convertible at any time into one-half share of Class A Common Stock, or an aggregate of up to 1,216,728 shares of Class A Common
Stock. Thus, the effective cost to Pacific USA of the Class A Common Stock issuable upon conversion of the Preferred Stock will be $4.00 per share.

     As required by the Asset Purchase Agreement, PSB entered into a Loan Loss Reimbursement Agreement whereby it agreed to reimburse the Company for up to 15% of certain losses incurred by the Company in connection with the loans acquired from NAFCO and Advantage. In consideration therefor, the Company agreed to pay PSB an amount equal to 2% of the principal amount of the acquired loans in the form of a promissory note or, if the Approvals are obtained, in shares of the Company's Class A Common Stock valued at $2.00 per share. This would amount to an aggregate of 811,152 shares of Class A Common Stock.

     Also, the Company may be obligated to make additional payments to NAFCO based on the performance of certain other assets acquired from NAFCO and the results of operations, if any, with loan originators previously associated with NAFCO. If there are any pre-tax earnings associated with these assets and/or operations for calendar years 1998 and 1999, the Company is obligated to pay NAFCO amounts equal to 2- times such pre-tax earnings in the form of promissory notes or, if the Approvals are obtained, in shares of the Company's Class A Common Stock valued at the average daily closing price of such stock on the Nasdaq Stock Market for the last ten days of such calendar year. The number of shares of Class A Common Stock which the Company may be required to issue to NAFCO pursuant to these agreements cannot be determined at present. The shares of Preferred Stock and the shares of Class A Common Stock issuable in connection with the Asset Purchase Agreement are collectively referred to herein as the "Transaction Shares."

     The Company filed the required documents under the Hart-Scott-Rodino Act ("HSR Act") on or about January 15, 1998, and, as of the date hereof, has not received any response. See "Description of Asset Purchase Agreement and Related Transactions - Regulatory Approvals." The date on which either the promissory notes or the Transaction Shares will be issued is the first business day following: (i) the day both Approvals have been obtained; (ii) if HSR Act approval is not obtained, the later of the date of HSR Act denial or shareholder approval; or (iii) if shareholder approval is not obtained, the date of the Special Meeting.

     At the Special Meeting, shareholders will be asked to consider and approve the issuance of the Transaction Shares. Pacific USA beneficially owns and has the right to vote shares of the Company's Class A and Class B Common Stock having 48.3% of the combined voting power of the Common Stock as of the date of this Proxy Statement. Management is informed that Pacific USA intends to cast all of its votes in favor of approval of the issuance of the Transaction Shares. If such issuance is approved and consummated, Pacific USA or its affiliates will own of record 2,311,152 shares of Class A Common Stock (28.8% of that class), excluding the shares issuable upon conversion of the Preferred Stock, and will be able to exercise approximately 51.8% of the combined voting power of the Class A and Class B Common Stock. See
"Description  of  Asset  Purchase  Agreement  and  Related  Transactions."

     The effective cost to the holders of the 1,216,728 shares of Class A Common Stock issuable upon conversion of the Preferred Stock included in the Transaction Shares will be $4.00 per share. In addition, 811,152 shares of Class A Common Stock included in the Transaction Shares will be issued at a cost of $2.00 per share while an indeterminate number of shares may be issued at the market price of the Class A Common Stock immediately prior to the issuance thereof. As set forth herein under "Market for Common Equity and Related Stockholder Matters," the closing bid price of the Class A Common Stock on the Nasdaq Stock Market National Market System during 1997 ranged from a high of $2.50 per share to a low of $0.625 per share. During 1997, the closing bid price of the Class A Common Stock averaged approximately $1.461 per share and the closing price on the trading day preceding the date of this Proxy Statement was $0.6875 per share. Thus, any benefit to Pacific USA and its affiliates will only be realized if the market price of the Class A Common Stock appreciates substantially.

     The terms of the Asset Purchase Agreement were heavily negotiated over a significant period of time. Management believes that the terms agreed upon are at least as favorable to the Company as terms that would have resulted from arms' length negotiations.

     THE COMPANY'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ISSUANCE OF THE TRANSACTION SHARES AND RECOMMENDS A VOTE "FOR" APPROVAL OF SUCH ISSUANCE BY THE COMPANY'S SHAREHOLDERS. None of the directors have any affiliation or association with Pacific USA or any of its affiliates.

     The text of the resolution approving the issuance of the Transaction Shares to be submitted to shareholders at the Special Meeting is attached hereto as Annex A. If a quorum is present, approval of such resolution will require the affirmative vote by the holders of a majority of the total combined voting power of the outstanding shares of Class A and Class B Common Stock present in person or by proxy and entitled to vote. Unless a contrary direction is indicated, all proxies received will be voted in favor of such issuance at the Special Meeting.

REASON  FOR  SPECIAL  MEETING

     The Company is seeking shareholder approval of the issuance of the Transaction Shares in order to comply with applicable rules of the Nasdaq Stock Market National Market System on which the Company's Class A Common
Stock is traded. Such rules require a listed company, as a condition to continued listing, to obtain the approval of its stockholders with respect to the issuance of its securities in connection with the acquisition of assets owned by another company if any director, officer or substantial shareholder of the listed company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the assets to be acquired or the consideration to be paid for the assets, and the present or potential issuance of common stock or securities convertible into or exercisable for common stock could result in an increase in outstanding shares of common stock or voting power of 5% or more. Since Pacific USA beneficially owns more than 5% of the outstanding common stock and has the voting power in excess of 5%, shareholder approval of the issuance of the Transaction Shares is required by Nasdaq rules.

     In the unlikely event that shareholder approval is not obtained, the Company will issue the promissory notes described herein to Pacific USA in payment of the balance of the purchase price for the loans and the other transactions contemplated by the Asset Purchase Agreement.

BACKGROUND  OF  THE  TRANSACTION

     On November 1, 1996, Pacific USA made a secured loan of $3,000,000 to the Company which was scheduled to mature on November 16, 1998. On April 25, 1997, Consumer Finance Holdings, Inc., a wholly-owned subsidiary of Pacific USA ("CFH") and the holder of the note evidencing the $3,000,000 loan, converted the principal balance of the loan into 1,500,000 shares of Class A Common Stock valued at $2.00 per share. The closing bid price of the Class A Common Stock on the Nasdaq Stock Market on that date was $2.00 per share. Consumer is a holding company engaged in consumer finance. As a result of the conversion, Pacific USA, Pacific Electric Wire & Cable Co., Ltd. ("Pacific Electric"), and Consumer acquired beneficial ownership of 1,500,000 shares of Class A Common Stock. Pacific USA is a 100% owned subsidiary of Pacific Electric.

Concurrently, Pacific USA granted a proxy to vote 750,000 shares of Class A Common Stock to Morris Ginsburg, and a proxy to vote 750,000 shares of Class A Common Stock to Irwin Sandler.

     Thereafter, management of the Company and representatives of Pacific USA and its affiliates engaged in extended negotiations and investigations which resulted in the execution of the Asset Purchase Agreement. In connection with the Asset Purchase Agreement, the Company is paying to an unrelated third party a finder's fee of $240,000 in twelve equal consecutive installments of $20,000 each.

CHANGE  IN  CONTROL

     On or about December 4, 1997 (the "Effective Date"), CFH and Morris Ginsburg, Sandler Family Partners, Ltd., and Irwin L. Sandler (collectively the "Shareholders") entered into an Option Agreement effective as of that date. CFH is a wholly-owned subsidiary of Pacific USA. Pursuant to the Option Agreement, the Shareholders granted a three-year option to CFH (the "Call Option") to purchase all, but not less than all, of the 830,000 shares of Class B Common Stock owned by the Shareholders (the "Option Shares") at a purchase price of $4.00 per share. Concurrently, CFH granted to each Shareholder an option (the "Put Option") to sell that portion of the Option Shares held by each Shareholder at a price of $4.00 per share. The Put Option is exercisable with respect to 50% of the Option Shares during the 30-day period following the second anniversary of the Effective Date and 50% during the 30-day period following the third anniversary of the Effective Date. In the event that CFH or any of its affiliates exercises the Call Option, and within 180 days after closing thereof, sells or agrees to sell any portion of the Option Shares to a person who is not an affiliate of CFH for a price greater than $4.00 per share, the seller shall be obligated to pay the Shareholders 50% of such excess. The Shareholders agreed not to pledge, sell or otherwise transfer the Option Shares at any time during the term of the Call Option except to the extent of exercise of the Put Option. The obligation of CFH under the Put Option is secured by funds in a segregated bank account.

     Pursuant to the Option Agreement, each Shareholder granted CFH the right to vote all Option Shares and to direct the exercise of all consensual or other voting rights with respect to any additional shares of the Company's capital stock as to which any Shareholder holds a proxy granted by a third party, subject to any fiduciary duty owed to the grantor of any such proxy. The Shareholders retain all other incidents of ownership with respect to the Option Shares, including, but not limited to, the right to receive dividends.

     The Option Agreement further provides that CFH shall vote or cause to be voted shares of the Company's capital stock, including the Option Shares, to maintain Messrs. Ginsburg and Sandler as directors of the Company. The Shareholders agree to use their best efforts to provide CFH with the right to designate four directors to the Company's board or such larger number as shall then be sufficient to provide CFH with effective control of the board. As of the date hereof, the board consists of four members, none of which have been appointed by CFH.

     Pacific USA is the record owner of 1,500,000 shares of Class A Common Stock. As a result of the Option Agreement, it was granted the power to vote the 830,000 shares of Class B Common Stock owned by the Shareholders and a limited power to direct the voting of shares subject to proxies held by the Shareholders. As of the date hereof, 7,203,479 shares of Class A Common Stock are issued and outstanding and 1,273,715 shares of Class B Common Stock are issued and outstanding. The Class A Common Stock has one vote per share while the Class B Common Stock has three votes per share. The Class A and Class B Common Stock vote together as one class. Accordingly, Pacific USA controls approximately 48.3% of the total voting power. Upon exercise of either the Put Option or the Call Option, the shares of Class B Common Stock purchased by CFH will automatically convert into the same number of shares of Class A Common

Stock thereby reducing the voting power of Pacific USA. However, the issuance of the Transaction Shares will increase the voting power of Pacific USA. See "Security Ownership of Certain Beneficial Owners and Management."

     On or about May 14, 1993, the Company, Sandler Family Partners, and Messrs. Ginsburg and Sandler entered into a Buy-Sell Agreement giving the Company the right to buy all shares of its capital stock owned by Mr. Ginsburg upon his death and all shares of its capital stock beneficially owned by Mr. Sandler upon his death. In addition, the Company had a right of first refusal to purchase any such stock desired to be sold by Mr. Ginsburg or Sandler
Family Partners. This right of first refusal was exercisable by either the Company or the non-selling Shareholder. The parties to the Buy-Sell Agreement have agreed that the purchase rights and obligations under the Option Agreement shall supersede the purchase and right of first refusal provisions contained in the Buy-Sell Agreement during the term of the Option Agreement.

     Concurrently, the Company entered into Executive Employment Agreements with Messrs. Ginsburg and Sandler (the "Executives") whereby Mr. Ginsburg is employed as president and chairman of the board and Mr. Sandler is employed as executive vice president. Mr. Sandler also presently serves as corporate secretary and treasurer. The employment agreements each have a term of three years, beginning December 4, 1997. The employment agreements provide for an annual base salary for Messrs. Ginsburg and Sandler of $310,000 and $290,000, respectively, and the same fringe benefits as are provided to other executive level employees from time to time. Benefits include, without limitation, the right to participate in stock option grants.

     The employment agreements contain confidentiality, non-competition and non-solicitation covenants by the Executives which apply for a period of two years following expiration of the Executive's employment for any reason other than death. As consideration for these covenants, the Company agreed to pay each Executive the sum of $300,000 in two equal installments without interest, with the first installment due on the first anniversary date of the commencement of the two-year period and the second installment due on the second anniversary date thereof.

DESCRIPTION  OF  ASSET  PURCHASE  AGREEMENT  AND  RELATED  TRANSACTIONS

     THE TRANSACTION. Effective January 8, 1998, the Company acquired a portfolio of loans secured by automobiles and/or light trucks ("Acquired
Loans") from NAFCO and Advantage (NAFCO and Advantage may be referred to herein as the "Sellers"), each affiliates of Pacific USA. The Acquired Loans were originated by certain third party originators ("Originators") pursuant to origination agreements with the Sellers ("Origination Agreements"). The obligors under the Acquired Loans have varying income levels and/or limited or adverse credit histories; but management of the Company believes that, on the whole, the obligors under the Acquired Loans present a reasonable credit risk.

     On September 30, 1997, the Company entered into an Asset Purchase Agreement with NAFCO, Advantage, and Pacific USA (the "Original Agreement") pursuant to which the Company agreed to purchase the Acquired Loans and, potentially, certain equity interests in various loan originators. Subsequent to that date, the parties agreed to various changes in the structure of the acquisition transaction that resulted in the Company, NAFCO, Advantage, Pacific USA, PSB, and PCF entering into an Amended and Restated Asset Purchase Agreement, dated as of January 8, 1998 (the "Asset Purchase Agreement"), that amended and restated the Original Agreement in its entirety. PSB and PCF also are affiliates of Pacific USA

     Effective January 5, 1998, the board of directors of the Company reviewed the terms and conditions of the transaction and authorized the officers of the Company to enter into the transactions contemplated by the Asset Purchase

Agreement (and the various agreements and documents referenced therein). The transaction closed on January 8, 1998 (the "Closing Date").

     ASSETS ACQUIRED. Pursuant to the Asset Purchase Agreement, a Loan Purchase Agreement (the "NAFCO Loan Purchase Agreement"), dated as of January 8, 1998, among the Company, NAFCO, Pacific USA, and PSB, and a Loan Purchase Agreement (the "Advantage Loan Purchase Agreement"), dated as of January 8, 1998, among the Company, Advantage, Pacific USA, and PSB, the Company purchased the Acquired Loans, which had an outstanding principal balance, as of December 19, 1997 (the "Cut-Off Date"), of $81,115,232.89 (the "Outstanding Principal Balance"). The Asset Purchase Agreement, the NAFCO Loan Purchase Agreement, and the Advantage Loan Purchase Agreement required that none of the Acquired Loans be ones where the obligors thereunder were more than fifty-nine days delinquent in the payment of principal or interest. These documents further required that Acquired Loans with respect to which the obligors thereunder were between thirty-one and fifty-nine days delinquent could not account for more than 12% of all of the Acquired Loans. As part of the transaction, the Company is also to obtain from PCF stock and/or warrants (collectively, the "Warrants") that comprise minority investments in various loan originators, but only to the extent that NAFCO and PCF are able, in conformance with applicable securities laws and various existing restrictions on transfer relating to the Warrants, to transfer any or all of the Warrants to the Company.

     The Company purchased the Acquired Loans under the Advantage Loan Purchase Agreement (the Acquired Loans purchased thereunder being the "Advantage Loans") and under the NAFCO Loan Purchase Agreement (the Acquired Loans purchased thereunder being the "NAFCO Loans") on, essentially, a servicing released basis; provided that: (i) the Company, on the one hand, and Advantage, Pacific USA, and PSB, on the other hand, did enter into an interim servicing agreement, whereby Advantage agreed to service the Advantage Loans (using sub-servicers) to a date no later than June 30, 1998; and (ii) the Company, on the one hand, and NAFCO, Pacific USA, and PSB, on the other hand, did enter into an interim servicing agreement, whereby NAFCO agreed to service the NAFCO Loans (using sub-servicers) to a date no later than June 30, 1998. Each of Advantage and NAFCO have delegated certain of their servicing obligations to third party servicers (including First Performance, which is an affiliate of NAFCO) pursuant to various pre-existing agreements with each of Advantage and NAFCO. It is the Company's present intention to become the servicer of all of the Acquired Loans as soon as possible.

     Each of Advantage and NAFCO, as Seller, has made certain representations and warranties with respect to each of the Acquired Loans it sold. If, with respect to any Acquired Loan, certain enumerated representations and warranties fail to be true or if the applicable Seller does not deliver adequate documentation to the Company for the Company to perfect its lien in the collateral securing such Acquired Loan, then such Seller is required to repurchase such Acquired Loan by returning cash and a corresponding portion of the promissory note or shares of Preferred Stock that will be delivered to such Seller, all in accordance with the provisions of the relevant Loan Purchase Agreement. Because each Seller has limited assets, each of Pacific USA and PSB, an affiliate of each Seller, also agreed to be liable to repurchase any such Acquired Loans.

     PURCHASE PRICE. Pursuant to the Asset Purchase Agreement, the purchase price payable by the Company to each of Advantage and NAFCO for its Acquired Loans is 96% of the outstanding principal balance of the Acquired Loans as of the Cut-Off Date plus interest determined and payable as follows:

On the Closing Date, the Company was to pay (and did in fact pay) to each of Advantage and NAFCO an amount equal to (i) 90% of the outstanding principal balance of the their respective Acquired Loans as of the Cut-Off Date, plus
(ii) accrued and unpaid interest on each such Acquired Loan through the Cut-Off Date, plus (iii) interest on the foregoing amounts from the Cut-Off

Date to the Closing Date at a per annum rate equal to the Federal Funds Rate (as defined in the Asset Purchase Agreement) plus 2.21%; and

On the Determination Date (as defined in the Asset Purchase Agreement), the balance of the purchase price for the Acquired Loans is to be paid by the issuance by the Company to Advantage (or its designee) and NAFCO (or its designee), as appropriate: (i) if the Company does not receive the approval of its shareholders to the Stock Issuances (as defined in the Asset Purchase Agreement) or if, under the Hart-Scott-Rodino Act (the "HSR Act"), the United States Department of Justice (the "USDOJ") and/or the Federal Trade Commission (the "FTC") do not approve the transactions contemplated by the Asset Purchase Agreement (the shareholder approval and the HSR Act approval are hereinafter collectively referred to as the "Approvals"), a note for the balance of the purchase price; or (ii) if the Company has received or has been deemed to have received both of the Approvals, that number of shares of fully paid and non-assessable Preferred Stock equal to 6% of the outstanding principal balance of the Acquired Loans as of the Cut-Off Date, divided by $2.00.

     The Company filed the required documents under the HSR Act on January 15, 1998, and, as of the date hereof, has not received any response. The Determination Date is the first business day following (i) the day both Approvals have been obtained; (ii) if the HSR Act approval is not obtained, the later of the date of the HSR Act denial or shareholder approval; or (iii) if shareholder approval is not obtained, the date of the Special Meeting.

     In addition to the purchase price for the Acquired Loans, the Company is obligated to make certain additional payments to NAFCO based upon the performance of certain assets it acquired under the Asset Purchase Agreement (i.e., the Warrants) and the effect of various agreements that the Company may enter into with certain specified loan originators within the six month period following the Closing Date (collectively, the "Designated NAFCO Operations"). Pursuant to the Asset Purchase Agreement, the Company will keep separate books and records in order to determine the performance of the Designated NAFCO Operations from the Closing Date through December 31, 1999 to permit the calculation of NAFCO's share of the profits of such operations. The Company has also agreed that it will not divert the business or assets of, or otherwise shift expenses or earnings to or from, the Designated NAFCO Operations. While this restriction could potentially restrict the Company's ability to maximize its profits, in the opinion of the Company's management, it is an appropriate restriction for this transaction. If there are earnings from the Designated NAFCO Operations during the calendar years 1998 or 1999 (prior to making any deductions for taxes, amortization of goodwill, interest expense, overhead and certain other adjustments), the Company must issue to NAFCO (or its designee) either: (a) if the Company has received or has been deemed to have received both of the Approvals, that number of shares of its Class A Common Stock equal to two and one-half (2- ) times such "pre-tax" earnings for each such calendar year divided by the average of the daily closing sales price per share of such Class A Common Stock listed on NASDAQ on the last ten days of each such calendar year; or (b) if the Company has not received or has not been deemed to have received both of the Approvals, a promissory note in an amount equal to two and one-half (2-1/2) such "pre-tax" earnings for each such calendar year. It should be noted that, as of the Closing Date, no Warrants were in fact transferred to the Company, and it is unclear whether any Warrants will be able to be transferred to the Company. It should also be noted that, if for any year there are no "pre-tax" earnings from the Designated NAFCO Operations, then the Company has no obligation to either issue stock or issue a promissory note.

     Pursuant to the Asset Purchase Agreement, to induce PSB to issue the Loan Loss Reimbursement Agreement (as more fully described below), the Company must issue to PSB (or its designee), on the Determination Date (as defined in the Asset Purchase Agreement), either: (a) if the Company has received or has been deemed to have received both of the Approvals, that number of shares of its Class A Common Stock equal to two percent (2%) of the Outstanding Principal Balance of the Acquired Loans as of the Cut-Off Date; or (b) if the Company has not received or has not been deemed to have received both of the Approvals, a promissory note in an amount equal to two percent (2%) of the Outstanding Principal Balance of the Acquired Loans as of the Cut-Off Date.

     The obligation of the Company to make the Stock Issuances or, in lieu thereof, issue the notes contemplated by the Asset Purchase Agreement is secured by the grant of a security interest in all of the Company's right, title and interest in and to all of its shares of stock in MF Receivables Corp. II, a Delaware corporation ("MFR II"). The promissory notes, if issued, will bear interest at the prime lending rate plus one percent, with principal and accrued and unpaid interest due and payable in full in three years.

     PREFERRED STOCK. If both Approvals are obtained, the Company has agreed to amend its Articles of Incorporation to create from its authorized preferred stock the 2,433,457 shares of 8% Cumulative Convertible Preferred Stock, Series 1998-1 (the "Preferred Stock") included in the Transaction Shares.

     So long as not less than 1,500,000 shares of Preferred Stock are issued and outstanding, the holders of the Preferred Stock, voting separately as a class, are entitled to elect one member of the Company's board of directors. Holders of the Preferred Stock otherwise have no voting rights except as may be required by the laws of the State of Colorado and except with respect to any amendment to the Company's Articles of Incorporation which would change any of the rights or preferences enjoyed by such stock Any corporate action that requires a vote of the holders of the Preferred Stock of the class shall be deemed to have been approved upon the affirmative vote by the holders of a majority of the issued and outstanding Preferred Stock unless a higher voting requirement is imposed by Colorado law.

     The holders of the Preferred Stock are entitled to receive when, as and if declared by the board of directors, out of any funds of the Company legally available for that purpose, cumulative dividends from the date of issuance at the rate of 8% ($.16) per share of Preferred Stock per year, payable quarterly in shares of the Company's Preferred Stock valued at $2.00 per share (or in cash if no preferred shares are available for that purpose). Dividends on the Preferred Stock are cumulative whether or not the Company is legally able to pay such dividends in whole or in part. No dividends (other than those payable solely in common stock) may be paid with respect to the common stock of the Company unless all accumulated and unpaid dividends on the Preferred Stock shall have been declared and paid.

     The Preferred Stock may be converted in whole or in part at any time and from time to time into shares of Class A Common Stock at the rate of one share of Class A Common Stock for each two shares of Preferred Stock so converted (the "Conversion Ratio"). In the event the closing price of the Class A Common Stock on the Nasdaq Stock Market shall equal or exceed $6.00 per share on each trading day during any period of 60 consecutive calendar days, all of the Preferred Stock shall be automatically converted into shares of Class A Common Stock at the Conversion Ratio. The Conversion Ratio shall be proportionately adjusted as appropriate to reflect the effect of stock splits or combinations.

     Upon liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock then issued and outstanding shall be entitled to receive an amount equal to $2.00 per share of Preferred Stock plus any accumulated but unpaid dividends before any payment or distribution of the assets of the Company is made to or set apart for the holders of Common Stock.

     REGISTRATION RIGHTS. The Company agreed to enter into a Registration Rights Agreement with each of NAFCO, Advantage and PSB (the "RRA Holders") whereby each has the right under certain circumstances to require that the Company register the shares of Class A Common Stock ("Registrable Securities") owned by it for public resale (a "demand" registration). The Company is not required to effect more than two such registrations. If the Board of Directors of the Company in its good faith judgment determines that any Valid Business Reason (as defined in the Registration Rights Agreements) exists, then the Company may postpone filing a registration statement for not longer than three months.

     In addition, if the Company determines to proceed with the preparation and filing of a registration statement that would permit the inclusion of the Registrable Securities, it is obligated to give written notice thereof to each RRA Holder which has 30 days thereafter in which to determine whether it wants all or any portion of its Registrable Securities to be included in that registration statement (a "piggyback" registration). Under certain circumstances, the number of Registrable Securities to be included in the registration statement can be reduced. Also, the Company has agreed to file a short form registration statement on Form S-3 upon demand by an RRA Holder so long as the reasonably anticipated aggregate price to the public would exceed $1,000,000 and the Company is entitled to use that short form registration. The RRA Holders are entitled to an unlimited number of such registrations.

     The Company is obligated to pay all expenses incurred in connection with the first demand registration and each piggyback and Form S-3 registration excluding underwriters' discounts and commissions. Each RRA Holder is obligated to pay all expenses incurred in connection with its second demand registration.

     The Company also agreed to make and keep public information available within the meaning of Rule 144 under the Securities Act of 1933 and to use its best efforts to timely file all reports required to be filed by it with the Securities and Exchange Commission. The purpose of these covenants is to enable the RRA Holders to sell shares of Class A Common Stock under Rule 144. After a one-year holding period has been satisfied, that rule allows sales by any single holder of the Company's common stock of up to 1% of the Company's issued and outstanding Class A Common Stock during any 90-day period.

     In connection with any registration of the Registrable Securities, the Company agreed to indemnify the selling RRA Holder and its affiliates for all claims with respect to such registration, and all costs and expenses incurred by the selling RRA Holder in connection therewith, except with respect to information included in the registration statement in reliance upon and in conformity with written information furnished expressly for such use by the selling RRA Holder or any of its affiliates. Each selling RRA Holder similarly agreed to indemnify and hold harmless the Company and its affiliates with respect to any claims made and costs or expenses incurred in connection with any such information. The indemnification obligation of the selling RRA Holder is limited to the proportion that the net proceeds received by it under any such registration statement bears to the total net proceeds from the sale of all securities sold thereunder, but not to exceed the net proceeds actually received by the selling RRA Holder or its affiliates. The Registration Rights Agreements further provide that if indemnification is unavailable, then the indemnifying party is obligated to contribute to reduce the damages incurred by the indemnified party in such proportion as is appropriate to reflect their relative faults. However, no person guilty of fraudulent misrepresentation is entitled to contribution from any person who is not guilty of fraudulent misrepresentation.

     The registration rights may be transferred by each RRA Holder to any person who acquires all its Registrable Securities or to any affiliate of an RRA Holder.

     LOAN LOSS REIMBURSEMENT AGREEMENT. In connection with the Asset Purchase Agreement and the Loan Purchase Agreements, PSB, NAFCO, and Advantage
(collectively, the "Related Parties"), on the one hand, and the Company, on the other hand, entered into a Loan Loss Reimbursement Agreement, dated as of January 8, 1998 (the "Loan Loss Reimbursement Agreement"). Pursuant to that agreement, the Related Parties have agreed to reimburse the Company for certain losses which may be suffered by the Company in connection with the Acquired Loans. The effect of the Loan Loss Reimbursement Agreement is to protect the Company's return on its initial investment by establishing a reserve for losses in respect of defaulted Acquired Loans ("Net Losses") in an aggregate amount not to exceed 15% of the Outstanding Principal Balance of the Acquired Loans as of the Cut-Off Date minus the Outstanding Principal Balance of any Acquired Loans that are subsequently repurchased by the applicable Seller as a result of a breach of certain specified representations and warranties under the applicable Loan Purchase Agreement (the "Covered Losses"). The Loan Loss Reimbursement Agreement provides that the Company will be reimbursed for the first 7.5% of Net Losses in respect of the Acquired Loans, with the next 10% of Net Losses being absorbed by the Company (and management of the Company believes that these uncovered losses will likely be paid out of the excess interest spread generated by the Acquired Loans). Finally, the Company will be reimbursed for the next 7.5% of Net Losses under the agreement. The reimbursement obligation of the Related Parties under the agreement is supported by letters of credit (initially issued by Bankers Trust Company), naming the Company (and various of its assignees, including MFR IV (see below)) as beneficiary. The Company shall bear all losses on the portfolio other than the Covered Losses.

     FINANCING. Immediately upon the acquisition by the Company of the Acquired Loans, the Company contributed and sold all of its right, title and interest in and to the Acquired Loans and related rights in respect thereof (including its rights under the Loan Loss Reimbursement Agreement) to its special purpose wholly-owned subsidiary, MF Receivables Corp. IV, a Delaware corporation ("MFR IV"). In order to acquire the Acquired Loans sold to MFR IV by the Company, MFR IV obtained financing in the amount of approximately $74,000,000 (the "Advance") from Daiwa Finance Corporation ("Daiwa") pursuant to a Credit Agreement dated as of December 22, 1997, among MFR IV, the Company, and Daiwa. MFR IV's obligations to Daiwa in respect of the Advance are secured by MFR IV's interest in the Acquired Loans and related assets. In consideration of the sale by the Company to MFR IV of the Acquired Loans and related assets, MFR IV made the proceeds of the Advance available to the Company to pay to NAFCO and Advantage in payment of the respective Acquired Loans purchased by the Company from NAFCO and Advantage.

REGULATORY  APPROVALS

     Except as stated herein, the Company is not aware of any material governmental approvals or consents that will be required in connection with issuance of the Transaction Shares. Expiration or termination of the waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1996, as amended (the "HSR Act"), is required before issuance of the Transaction Shares. The Company and Pacific USA and its affiliates made required filings under the HSR Act with the United States Department of Justice (the "USDOJ") and/or the Federal Trade Commission (the "FTC") on or about January 16, 1998. Early termination of the 30-day review period has been requested. At any time before or after the issuance of the Transaction Shares, even if the waiting period has expired, the USDOJ, the FTC or certain states could take any action under the antitrust laws as it deems necessary or desirable including enjoining issuance of the Transaction Shares or seeking divestiture of substantial assets of the Company or Pacific USA or its affiliates. Under certain circumstances, private parties may take legal action under the antitrust laws. However, the Company believes that issuance of the Transaction Shares can be effected in compliance with federal and state antitrust laws, although no such assurance can be given.

INVESTIGATIONS  UNDERTAKEN

     The Company's credit and risk departments screened the loans acquired from NAFCO and Advantage. The credit department reviewed certain of the loan files and verified, on a selected basis, information concerning the borrower, the vehicle, as well as the contract terms. The credit department also matched information contained in actual files with data transmitted to the Company electronically. The function of the risk department is to analyze projected cash flows from pools of loans to determine estimated yield considering the purchase price, net of any discount; coupon interest rate; estimated frequency and severity of defaults; and estimated pre-payments. The risk analysis system consists of two modules:

- One of the Company's proprietary systems predicts the frequency of borrower defaults. The system uses "regression analysis" which is based on the expectation that the contracts will statistically match the performance of similar contracts acquired by the Company in the past.

- The second system combines the severity and frequency of defaults, based on their timing and magnitude, to predict the amount of loss and the risk adjusted yield of pools of contracts.

     Initially, the credit department reviewed certain loan samples and screened the computerized data base covering all of the contracts provided to the Company by the Sellers. Thereafter, the Company examined additional samples, updated credit reports, made on-site file reviews, met with the loan servicers and performed other procedures. These investigations enabled the Company to establish the terms for purchase of the contracts which management believes will satisfy the Company's yield parameters and assisted in obtaining the financing provided by Daiwa Finance Corporation. In addition, Daiwa performed an independent review of the loan portfolio.

CERTAIN  EFFECTS  OF  THE  TRANSACTION

     The board of directors believes that issuance of the Transaction Shares is in the best interests of the Company and its shareholders. The rights of holders of shares of the Class A Common Stock will not change as a result of the issuance of the Transaction Shares except for a decrease in the holders' percentage equity ownership of the Company.

     If the Approvals are obtained, the Company will issue 811,152 shares of Class A Common Stock at a cost to the holder of $2.00 per share and will be obligated to issue up to 1,216,728 additional shares of Class A Common Stock upon conversion, if any, of the Preferred Stock, at a cost to the holder of $4.00 per share of Class A Common Stock. The average cost of all such common shares will be about $3.20 per share. In 1997, the high bid price for the Class A Common Stock was $2.50 per share, the low bid price was $.625 per share and the average closing price was $1.461 per share. As of the trading day preceding the date of this Proxy Statement, the closing price was $0.6875 per share. Thus, the board of directors believes that the Transaction Shares will be issued at prices advantageous to the Company.

     In addition, the issuance of the Transaction Shares will increase shareholders' equity. This will improve the Company's debt-to-equity ratio and increase its net worth, both of which are major factors in maintaining and obtaining lines of credit necessary to finance contract acquisitions. Moreover, dividends on the Preferred Stock included in the Transaction Shares may be paid in shares of Class A Common Stock, whereas interest on the promissory notes would have to be paid in cash. Finally, the Company is under no obligation to redeem the Preferred Stock, whereas the promissory notes would have a three-year term. Conservation of cash is very important considering that the Company's business is very capital-intensive. If the Approvals are not obtained, the Company will be required to issue approximately $6.5 million in principal amount of promissory notes, with annual interest expense, based upon the current prime lending rate of 8.5% per annum, of approximately $616,000.

     FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ISSUANCE OF THE TRANSACTION SHARES.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth information as of January 23, 1998, with respect to the beneficial ownership of shares of Class A Common Stock and Class B Common Stock of the Company by (a) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Class A and Class B Common Stock; (b) each executive officer and director; and
(c) all executive officers and directors as a group. Except as noted below, each person has sole voting and investment power over the shares indicated:





NAME AND ADDRESS                                        AMOUNT AND NATURE OF      % OF COMMON STOCK              % OF VOTING
OF BENEFICIAL OWNER                                    BENEFICIAL OWNERSHIP(1)         OWNERSHIP                     POWER
----------------------------------------               ------------------------   -----------------  ---------   -----------

                                                       ClASS A         CLASS B           COMBINED(2)    CLASS B  COMBINED(3)
                                                       ----------  -------------  ------------------  --------   -----------
Morris Ginsburg                                        283,950(4)     801,858(5)               12.4%     63.0%            *
  370 17th Street
  Denver, CO  80202
Irwin L. Sandler                                       283,320(6)     471,857(5)                8.6%     37.0%            *
  370 17th Street
  Denver, CO  80202
Brian M. O'Meara                                        40,000(7)            --                   *        --             *
  400 W. 104th Avenue
  Denver, CO  80234
David M. Ickovic                                        10,000(8)            --                   *        --             *
  6025 S. Quebec St., #220
  Englewood, CO 80111
Richard Daugherty                                       95,500(9)            --                   *        --             *
 370 17th Street
 Denver, CO  80202
Mark Gengozian                                         55,000(10)            --                   *        --             *
   370 17th Street
   Denver, CO  80202
Michael Feinstein                                      26,667(11)            --                   *        --             *
   370 17th Street
   Denver, CO  80202
Pacific USA Holdings Corp.                             1,500,000   1,273,715(12)               32.7%    100.0%         48.3%
Pacific Electric Wire & Cable Co., Ltd.
Consumer Finance Holdings,  Inc.
  5999 Summerside Drive
  #106
  Dallas, TX  75252
William Harris Investors,   Inc.                      498,437(13)            --                 5.6%       --           4.4%
William Harris & Co.
  Employee Profit
  Sharing Trust
Irving B. Harris
Steven A. Hirsh
Jerome Kahn, Jr.
  2 North LaSalle Street
  Suite 505
  Chicago, IL  60602
Black Diamond Advisors, Inc.                        1,716,667(14)            --                16.8%       --          13.5%
   230 Park Avenue
   New York, NY 10169
Heller Financial, Inc.                                359,235(15)            --                 4.2%       --           3.3%
  500 West Monroe Street
  Chicago, IL 60661
Bud Karsh                                                     --      443,715(5)               --(5)     --(5)         --(5)
  10000 E. Yale #60
  Denver, CO 80231
All executive officers and directors                     794,437      1,273,715                22.4%    100.0%            *
as a group (7 persons)



-----------------------------------------
*  Represents  less  than  one  percent.


                                      14


(1)        Shares are considered beneficially owned, for purposes of this table, only if held by the person indicated, or if such  person,  directly  or  indirectly,  through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of, such security, or if the  person  has the right to acquire beneficial ownership within 60 days, unless otherwise indicated.  All shares are owned of  record  unless  otherwise  indicated.

(2)          Includes  all  shares  of Class A Common Stock and Class B Common Stock outstanding and assumes exercise of all outstanding  options  and  warrants and conversion of all outstanding debentures beneficially owned by the indicated person.

(3)          Includes all shares of Class A Common Stock and Class B Common Stock outstanding.  Each share of Class A Common
Stock  has  one vote per share while each share of Class B Common Stock has three votes per share.  The Class B Common Stock may  be  converted  into  Class  A  Common  Stock  on a share for share basis at the option of the holder thereof, and shall automatically  be converted in the event of its sale or transfer (whether by sale, assignment, gift, bequest, appointment or otherwise)  or  upon  death  of  the  holder.  Excluded, however, from the automatic conversion are transfers of the Class B
Common  Stock  for estate planning purposes to or for the benefit of the original holder or members of his immediate family, provided  that  the  original  holder  retains  both  voting  and  investment  power  over  the  stock  so  transferred.

(4)          Includes options to purchase 50,000 shares of Class A Common Stock at $2.125 per share, exercisable at any time until  January  3,  2002;  options to purchase 125,000 shares of Class A Common Stock at $3.00 per share, exercisable at any time  prior  to  June 30, 2002; options to purchase 50,000 shares of Class A Common Stock at $1.875 per share exercisable at any  time  prior  to  July  29,  2006;  and  options  to  purchase 56,250 shares of Class A Common Stock at $0.531 per share exercisable  at  any time prior to August 25, 2007. Excludes 7,500 shares of Class A Common Stock owned by the spouse of Mr.
Ginsburg  as  to  which  he  disclaims  beneficial  ownership.

(5)        Messrs. Ginsburg, Sandler and Karsh entered into an Agreement Among Certain Shareholders of Monaco Finance, Inc.,
dated  April  9,  1992,  in which Mr. Karsh appointed Messrs. Ginsburg and Sandler as his proxy and attorney-in-fact to each vote 50% of his Class B Common Stock. On December 4, 1997, Messrs. Ginsburg and Sandler transferred their voting rights with respect  to  these  shares  to  Pacific  USA.

(6)          Includes options to purchase 50,000 shares of Class A Common Stock at $2.125 per share, exercisable at any time until  January  3,  2002;  options to purchase 125,000 shares of Class A Common Stock at $3.00 per share, exercisable at any time  prior  to June 30, 2002; options to purchase 50,000 shares of Class A Common Stock at $1.875 per share, exercisable at any  time  prior  to  July  29,  2006;  and  options  to  purchase 56,250 shares of Class A Common Stock at $0.531 per share exercisable  at  any  time  prior to August 25, 2007. Of the remaining shares listed for Irwin L. Sandler, 2,070 shares were purchased by Mr. Sandler through the custodial account of his Keogh Plan.  Mr. Sandler may be deemed the beneficial owner of these  shares.

                                      15



(7)     Includes options to purchase up to 25,000 restricted shares of the Company's Class A Common Stock at $3.00 per share exercisable any time until July 9, 2000; provided, however, that Mr. O'Meara be a director of the Company on the date of any such exercise.  Also includes options to purchase 5,000 shares of Class A Common Stock at $3.00 per share exercisable at any time  prior  to  June  30, 2002; options to purchase 5,000 shares of Class A Common Stock at $1.875 per share any time until
July  29,  2006;  and  options  to purchase 5,000 shares of Class A Common Stock at $0.531 per share exercisable at any time prior  to  August  25,  2007.

(8)      Includes options to purchase 5,000 shares of Class A Common Stock at $1.875 per share any time until July 29, 2006;
and options to purchase 5,000 shares of Class A Common Stock at $0.531 per share exercisable at any time prior to August 25,
2007.

(9)         Includes options to purchase 40,000 shares of Class A Common Stock at $2.437 per share any time until January 6,
2007;  and  options  to purchase 40,000 shares of Class A Common Stock at $0.531 per share, exercisable at any time prior to
January  6,  2007.

(10)       Includes options to purchase 15,000 shares of Class A Common Stock at $1.875 per share any time prior to July 29,
2006;  and  options  to  purchase 39,900 shares of Class A Common Stock at $0.531 per share exercisable at any time prior to
August  25,  2007.

(11)       Includes options to purchase 10,000 shares of Class A Common Stock at $1.875 per share any time prior to July 29,
2006;  and  options  to  purchase 16,667 shares of Class A Common Stock at $0.531 per share exercisable at any time prior to
August  25,  2007.

(12)    The  information contained in the table and in this footnote is derived from a Schedule 13D dated December 12, 1997, filed  by Pacific USA Holdings Corp. ("Pacific USA"), Pacific Electric Wire & Cable Co., Ltd. and Consumer Finance Holdings,
Inc.  ("Consumer")  with  the Securities and Exchange Commission with respect to an Option Agreement, dated December 4, 1997
(the  "Option  Agreement"),  by  and among Consumer and Mr.  Ginsburg, Sandler Family Partners, Ltd. ("Sandler FP"), and Mr.
Sandler.  Pursuant to the terms of the Option Agreement, Consumer acquired the right to purchase all, but not less than all, of  830,000 shares of Class B Common Stock, $.01 par value (the "Option Shares"), at an exercise price of $4.00 per share at any  time  prior  to  December  4,  2000. The Option Agreement terminates on December 4, 2000, unless earlier consummated or
terminated.   Pursuant to the Option Agreement, each optionor has a right to cause Consumer to purchase (the "Put") one half of  the Class B Common Stock held by such optionor to Consumer during the 30 day periods following each of December 4, 1999, and  December 4, 2000, at a price of $4.00 per share. Messrs. Ginsburg and Sandler and Sandler FP have agreed not to pledge, sell  or  otherwise transfer the Option Shares at any time during the term of the Option except to the extent of exercise of
the  Put.    Upon exercise of either the Option or the Put, the Class B Common Stock purchased by Consumer will, pursuant to its  terms,  automatically  convert  into  Class  A  Common  Stock  thereby  reducing  the voting power of Reporting Person.

     Also,  pursuant  to  the  terms of the Option Agreement, Consumer obtained irrevocable proxies coupled with an interest from Mr. Ginsburg and Sandler FP whereby Consumer has the right to vote all of the Option Shares on all matters presented to the  shareholders during the term of the Option Agreement.  Further, pursuant to the terms of the Option Agreement, Consumer acquired the right to direct the exercise of all consensual or other voting rights with respect to 443,715 additional shares of the Issuer's Class B Common Stock as to which Mr. Ginsburg and Mr. Sandler hold a proxy to vote, subject to the fiduciary duty  owed  to  the  grantor  of  any  such  proxy.

                                      16



(13)          Includes  404,941  shares  of  Class  A  Common Stock issuable upon conversion of the Company's 7% Convertible
Subordinated Notes due March 1, 1998, at a conversion price of $3.42 per share.  Of the securities beneficially owned by the group  (within  the  meaning  of Rule 13d-5 promulgated under the Securities Exchange Act of 1934, as amended) listed in the table,  William  Harris  Investors,  Inc.  may be deemed to beneficially own and to have shared voting power with respect to
187,761  shares;  William  Harris  &  Co. Employee Profit Sharing Trust may be deemed to beneficially own and to have shared voting  power  with  respect to 175,438 shares; Irving B. Harris may be deemed to beneficially own and to have shared voting power  with respect to 175,864 shares; Steven A. Hirsh may be deemed to beneficially own 288,011 shares, to have sole voting power  with  respect to 112,573 shares, and to have shared voting power with respect to 175,430 shares; and Jerome Kahn, Jr.
may  be  deemed  to  beneficially  own  385,894 shares, to have sole voting power with respect to 22,695 shares, and to have shared  voting  power  with  respect  to  363,199  shares.

(14)         The information contained in the table and in this footnote is derived from a Schedule 13D dated June 28, 1996, filed  by  Black  Diamond  Advisors, Inc. ("BDA") and others with the Securities and Exchange Commission with respect to the issuance  by  the Company on January 9, 1996, of $5 million in principal amount of 12% Convertible Subordinated Senior Notes due  2001 ("Convertible Notes"), convertible at any time into approximately 1,250,000 shares of the Company's Class A Common
Stock  at  a conversion price of $4.00 per share.   Concurrently, the Company agreed to issue up to an additional $5 million in  principal  amount  of  Convertible  Notes  (the  "Additional  Notes")  at  a conversion price of $3.00 per share. If the
Additional  Notes  had  been  issued  on  December 31, 1996, the Additional Notes would have been convertible into 1,666,667 shares  of  Class A Common Stock (the "Additional Shares").  In the Schedule 13D, BDA claims that it is the beneficial owner
of  the  Additional  Shares.    The Company expresses no opinion with respect to this position.  In addition, certain of the purchasers  of  the  Notes  have  entered into a profit-sharing agreement with BDA.  Also, BDA has the right to purchase the
Notes (and in one case the shares of Class A Common Stock issuable upon conversion of the Notes) under certain circumstances not  presently  applicable.

     Includes 50,000 shares of Class A Common Stock issuable upon conversion of Convertible Notes owned of record by BDA and
1,666,667 Additional Shares assuming all of the Additional Notes are issued and the conversion price of the Additional Notes is  $3.00  per  share.  Stephen H. Deckoff and James E. Walker III each is an officer, director and 50% shareholder of BDA.
Each  of  Messrs. Deckoff and Walker disclaims beneficial ownership of the shares of Class A Common Stock beneficially owned by  BDA

     212,500  shares  of  Class  A  Common  Stock  are  issuable upon conversion of Convertible Notes owned of record by BDC
Partners  I,  L.P.  ("BDC Partners I").  Messrs. Deckoff and Walker and James J. Zenni are the only members of Black Diamond
Capital  Management  L.L.C.  ("BDCM"),  the  sole  general partner of BDC Partners I.  Accordingly, BDCM and each of Messrs.
Deckoff,  Walker and Zenni may be deemed to the beneficial owner of all shares of Class A Common Stock beneficially owned by
BDC  Partners  I.  Also,  Messrs. Deckoff, Walker and Zenni beneficially own an additional 62,500, 62,500 and 50,000 shares, respectively,  of  Class  A  Common  Stock.

(15)       Heller Financial, Inc. is the owner of Convertible Notes convertible into 750,000 shares of Class A Common Stock, or  approximately  10.8%  of  the Company's outstanding common stock.  However, pursuant to the terms of the Indenture, if a holder of Notes is subject to federal banking regulations with respect to the ownership of common stock, then the Notes held by  such  holder are only convertible to such extent as would permit such holder to own at any one time no more common stock of  the  Company than would constitute 4.9% of the outstanding capital stock of the Company.  Such restrictions do not apply to  any  transferee  of  the  holder if such transferee is not subject to such federal banking regulations and such transfer would  not  otherwise cause such holder to be otherwise in violation of federal banking regulations.  Heller Financial, Inc.


                                      17


has  advised  the  Company  that  it  is  subject  to  such  federal  banking regulations and, accordingly, may be deemed to beneficially  own  only  up  to  4.9%  of  the  Company's  Class  A  Common  Stock.



MARKET  FOR  COMMON  EQUITY  AND  RELATED  STOCKHOLDER  MATTERS

     The following table sets forth the range of the high and low closing bid prices of the Class A Common Stock as reported for the periods indicated. The prices represent quotations between dealers without retail mark-ups, mark-downs, or commissions and may not necessarily represent actual transactions. The quotations were provided by the Nasdaq Stock Market and the National Quotation Bureau.



                CLASS A COMMON STOCK

                         Low Bid   High Bid
                         --------  ---------

Quarter Ending 03/31/97  $  1.750  $   2.500
Quarter Ending 06/30/97  $  1.125  $   2.063
Quarter Ending 09/30/97  $  0.625  $   1.250
Quarter Ending 12/31/97  $  0.688  $   1.938

Quarter Ending 03/31/96  $  3.000  $   5.000
Quarter Ending 06/30/96  $  2.125  $   3.625
Quarter Ending 09/30/96  $  1.625  $   4.000
Quarter Ending 12/31/96  $  2.313  $   3.375




     As of January 23, 1998, there were approximately 5,800 record holders of the Company's Class A Common Stock and 3 record holders of Company's Class B Common Stock. The Company's Class A Common Stock is traded on the National Market System of the Nasdaq Stock Market under the symbol "MONFA".

     The Board of Directors currently intends to retain earnings to finance the Company's operations. The Company has never paid cash dividends on its Common Stock and does not anticipate a change in this policy in the foreseeable future. Certain of the Company's loan agreements contain covenants that restrict the payment of cash dividends on the Common Stock.


          ITEM 2--APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

     At the Special Meeting, shareholders will also be asked to approve an amendment to the Company's Articles of Incorporation to (i) increase the number of authorized shares of Class A Common Stock to 30,000,000 shares, and
(ii) increase the number of authorized shares of preferred stock to 10,000,000 shares having such preferences, limitations and relative rights as may be determined by the Company's board of directors (the "Amendment"). The text of the resolution effecting the Amendment to be submitted to shareholders at the Special Meeting is attached hereto as Annex A. The form of the Amendment is attached hereto as Annex B.

     Presently, the Company is authorized to issue 5,000,000 shares of preferred stock, none of which are issued and outstanding. Upon obtaining the Approvals, the Company will be obligated to issue 2,433,457 shares of Preferred Stock in connection with the Asset Purchase Agreement. Thus, the Amendment is not required to meet the terms of the Asset Purchase Agreement with respect to the issuance of the Preferred Stock. Otherwise, the Company has no plans to issue additional shares of preferred stock. Subject to applicable law, the board of directors of the Company may issue, in its sole discretion, shares of authorized preferred stock without further stockholder action. The preferred stock may be issued in one or more series and may have such powers, including voting powers, and such designations, preferences and relative rights, qualifications and limitations as the board may fix by resolution at the time of issuance. It may be possible for the board to use its authority to issue preferred stock in a way which could deter or impede the completion of a tender offer or other attempt to gain control of the Company of which the board does not approve.

     As of the date of this Proxy Statement, the Company is authorized to issue 17,750,000 shares of Class A Common Stock, of which 7,203,479 are issued and outstanding and 4,968,138 are reserved for issuance pursuant to outstanding options, warrants and convertible securities. If the Approvals are obtained, an additional 811,152 shares of Class A Common Stock will be required to be issued pursuant to the Asset Purchase Agreement, and 1,216,728 shares will be required to be reserved for issuance upon conversion of the Preferred Stock. This would leave the Company with only 5,578,383 shares of Class A Common Stock available for future issuance. Although the Company, other than as described in Item 1 herein under "Purchase Price," presently has no plans to issue any of such shares, the board of directors believes it is advisable that the Company have sufficient authorized shares to enable it to engage in any future acquisitions, financings or other transactions.

     THE COMPANY'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT AT THE SPECIAL MEETING.

     Approval of the Amendment will require the affirmative vote, in person or by proxy, of a majority of the total combined voting power of the shares of Class A and Class B Common Stock present or represented at the Special Meeting and constituting a quorum. Unless a contrary direction is indicated, all proxies received will be voted in favor of the Amendment.


                              PROXY SOLICITATION

     In addition to soliciting proxies by mail, directors, executive officers and employees of the Company, without receiving additional compensation, may solicit proxies by telephone, by telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to be the beneficial owners of shares of Class A Common Stock and the Company will reimburse such brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding such materials.


                                OTHER BUSINESS

     The Board of Directors does not know of any business to be presented for consideration at the Special Meeting other than that stated in the attached Notice of Special Meeting. In the event that other business properly comes before the Special Meeting, the proxy holders identified in the form of proxy are authorized to vote or act in accordance with their judgment with respect to any such matter.


                          PROPOSALS BY STOCKHOLDERS

     Proposals by stockholders of the Company intended to be presented at the next annual meeting of stockholders of the Company must be received at the Company's executive offices no later than March 3, 1998, to be included in the Company's proxy statement and form of proxy relating to that meeting.


                     NOTICE TO BANKS, BROKER-DEALERS AND
                      VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Company whether other persons are the beneficial owners of the Common Stock for which proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Common Stock.

     IT  IS  IMPORTANT  THAT  PROXIES  BE  RETURNED  PROMPTLY.    THEREFORE,
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHETHER OR NOT THEY EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON. BY RETURNING YOUR PROXY PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE SPECIAL MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE A PRIOR PROXY AS SET FORTH IN THIS PROXY STATEMENT.

     By  Order  of  the  Board  of  Directors,



     /s/  Irwin  L.  Sandler
     ------------------------------
     Irwin  L.  Sandler,  Secretary
     Denver,  Colorado
     February  3,  1998

                                                                       ANNEX A


                  APPROVAL OF ISSUANCE OF TRANSACTION SHARES

     RESOLVED, that the Company is authorized to issue (i) 2,422,457 shares of the Company's 8% Cumulative Convertible Preferred Stock, Series 1998-1, (ii) 811,152 shares of the Company's Class A Common Stock and (iii) a presently unknown number of shares of Class A Common Stock, the issuance of which is contingent upon future operations, as partial consideration for certain of the transactions under the Amended and Restated Asset Purchase Agreement among the Company, Pacific USA Holdings Corp. and certain of its affiliates dated January 8, 1998; and further

     RESOLVED, that the officers of the Company are authorized and directed, on behalf of the Company, to take such other and further actions and to execute and deliver such documents as they shall deem necessary or desirable in the best interests of the Company and its stockholders in connection with the issuance of the Transaction Shares and the transactions contemplated thereby.


              APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

     RESOLVED, that the Company is authorized to amend its Articles of Incorporation to (i) increase the number of authorized shares of Class A Common Stock to 30,000,000 shares, and (ii) increase the number of authorized shares of Preferred Stock to 10,000,000 shares having such preferences, limitations and relative rights as may be determined by the Company's board of directors; and further

     RESOLVED, that the officers of the Company are authorized and directed, on behalf of the Company, to execute and deliver Articles of Amendment to its Articles of Incorporation and to cause such Articles of Amendment to be filed with the Colorado Secretary of State; and further

     RESOLVED, that the officers of the Company are authorized and directed, on behalf of the Company, to take such other and further actions and to execute and deliver such documents as they shall deem necessary or desirable in the best interests of the Company and its stockholders in connection with the amendments to the Company's Articles of Incorporation and the transactions contemplated thereby.

                                                                       ANNEX B

          Form of Articles of Amendment to Articles of Incorporation


                         MAIL TO: SECRETARY OF STATE
                             CORPORATIONS SECTION
                           1560 BROADWAY, SUITE 200
                               DENVER, CO 80202
                                (303) 894-2251
MUST  BE  TYPED          FAX    (303)  894-2242
FILING  FEE:  $25.00
MUST  SUBMIT  TWO  COPIES

                               ARTICLES OF AMENDMENT
PLEASE INCLUDE A TYPED                TO THE
SELF-ADDRESSED ENVELOPE       ARTICLES OF INCORPORATION



Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:  The  name  of  the  corporation  is          MONACO  FINANCE,  INC.

SECOND: The following amendment to the Articles of Incorporation was adopted on _____________, 1998, as prescribed by the Colorado Business Corporation
 Act, in the manner marked  with  an  X  below:

____   No  shares  have  been issued or Directors Elected - Action by
Incorporators

____   No  shares  have  been  issued but Directors Elected - Action by
Directors

____   Such amendment was adopted by the board of directors where shares have  been  issued  and  shareholder  action  was  not  required.

__X_   Such amendment was adopted by a vote of the shareholders.  The number  of  shares  voted  for  the  amendment  was  sufficient  for approval.


The Articles of Incorporation shall be amended by striking the existing first sentence of Section 1 of Article IV and inserting in lieu thereof the following new sentence:

The aggregate number of Common Shares which this Corporation shall have authority to issue is thirty-two million two hundred fifty thousand (32,250,000) shares, $.01 par value, of which 30,000,000 shall be designated "Class A Common Stock," and 2,250,000 shares shall be designated "Class B Common Stock."

The Articles of Incorporation shall be amended by striking the existing first sentence of Section 2 of Article IV and inserting in lieu thereof the following new sentence:

The aggregate number of Preferred Shares which this Corporation shall have authority to issue is ten million (10,000,000) shares, no par value, which shares shall be designated "Preferred Stock."


THIRD:    If  changing  corporate  name,  the  new  name of the corporation is
_________________________



FOURTH:    The  manner,  if  not  set  forth  in  such amendment, in which any exchange,  reclassification,  or cancellation of issued shares provided for in
the  amendment  shall  be  effected,  is  as  follows:    None


If these amendments are to have a delayed effective date, please list that date:
(Not  to  exceed  ninety  (90)  days  from  the  date  of  filing)

                                                   MONACO  FINANCE,  INC.


                                                   ----------------------
                                                   Signature:

                                                   ----------------------
                                                   Title:

                                                                    APPENDIX A
                                    PROXY
                             MONACO FINANCE, INC.

                     THIS PROXY IS SOLICITED ON BEHALF OF
                          THE BOARD OF DIRECTORS OF
                             MONACO FINANCE, INC.


     The undersigned hereby appoints Morris Ginsburg and Irwin L. Sandler, and each of them, as proxies for the undersigned, each with full power of appointment and substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of the $0.01 par value Class A Common
Stock of Monaco Finance, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to
be  held    on  March  4,  1998  (the  "Meeting"),  or  at  any postponements,
continuations  or    adjournments    thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted
(i)    FOR    the  proposal  approving the issuance of the Transaction Shares;
(ii)  FOR  the  proposal to amend the Company's Articles of Incorporation; and
(iii)  on  such  other  matters  as  may  properly  come before  the  Meeting.

     1. Proposal to approve the issuance of (i) 2,433,457 shares of the Company's 8% Cumulative Convertible Preferred Stock, Series 1998-1, (ii) 811,152 shares of the Company's Class A Common Stock and (iii) a presently unknown number of shares of Class A Common Stock, the issuance of which is contingent upon future operations, in accordance with and as partial consideration for certain of the transactions under the Amended and Restated Asset Purchase Agreement among the Company, Pacific USA Holdings Corp. and certain of its affiliates dated January 8, 1998. [CHECK ONE BOX]

             FOR    [  ]     AGAINST    [  ]                ABSTAIN    [  ]

     2. Proposal to approve an amendment to the Company's Articles of Incorporation to (i) increase the number of authorized shares of Class A Common Stock to 30,000,000 shares, and (ii) increase the number of authorized shares of Preferred Stock to 10,000,000 shares having such preferences, limitations and relative rights as may be determined by the Company's board of directors. [CHECK ONE BOX]

             FOR    [  ]     AGAINST    [  ]                ABSTAIN    [  ]


     3.      In their discretion, the proxies are authorized to vote upon such
other    business   as  may  properly  come  before  the  Meeting  or  at  any
postponements,    continuations    or    adjournments    thereof.

     Please sign exactly as your name appears hereon If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, limited liability company or trust, please sign entity name by authorized person indicating full title.

Dated  ___________________,    1998


                      ----------------------------------
                               Authorized  Signature


                      ----------------------------------
                                    Title


Please  mark boxes /X/ in ink.  Sign, date and return this Proxy Card promptly
using    the    enclosed    envelope.